BNC BANCORP
                                831 Julian Avenue
                                  P.O. Box 1148
                     Thomasville, North Carolina 27361-1148
                                 (336) 476-9200

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 18, 2004
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Stockholders (the "Annual Meeting") of BNC Bancorp (the "Company") will be held on May 18, 2004 at 5:30 p.m., local time, at Colonial Country Club, 7047 Colonial Club Drive, Thomasville, North Carolina 27360.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect five persons who will serve as directors of the Company until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

     2. To approve the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan.

     3. To ratify the appointment of Dixon Hughes PLLC by the Company's Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2004.

     4. To transact any other business that properly comes before the Annual Meeting or any adjournments. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established March 17, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                           By Order of the Board of Directors



                                           W. Swope Montgomery, Jr.
                                           President and Chief Executive Officer

Thomasville, North Carolina
April 20, 2004

     You may vote your shares at the Annual Meeting or by mail. You are urged, regardless of the number of shares you hold, to register your proxy promptly by following the instructions on the enclosed proxy card. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience if you choose to vote by mail.

                                   BNC BANCORP
                ------------------------------------------------

                                 PROXY STATEMENT
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 2004

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     BNC Bancorp (the "Company") is furnishing this Proxy Statement to stockholders in connection with the solicitation by its Board of Directors (the "Board of Directors") of proxies to be used at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 18, 2004 at 5:30 p.m., local time, at Colonial Country Club, 7047 Colonial Club Drive, Thomasville, North Carolina 27360, and at any adjournments. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 20, 2004.

     The Company's principal executive offices are located at 831 Julian Avenue, Thomasville, North Carolina 27361. The telephone number is (336) 476-9200.

     Other than the matters listed on the attached Notice of the 2004 Annual Meeting of Stockholders, the Board of Directors is not aware of any matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented by proxy in accordance with their best judgment on any other business properly brought before the Annual Meeting or any adjournments.

Revocability of Proxy

     A stockholder may revoke a mailed proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally by directors, officers, and regular employees of the Company and its wholly owned commercial bank subsidiary, Bank of North Carolina, (the "Bank"), without additional compensation. The Company has requested that brokerage houses and nominees forward these proxy materials to the beneficial owners of shares held of record by those persons and, upon request, the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.

Voting Securities

     Regardless of the number of shares of common stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to register their proxy by following the instructions on the enclosed proxy card. Stockholders may vote in person or by
mail. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Annual Meeting. If the proxy is properly completed and returned, and not revoked, it will be voted in accordance with the instructions given. If the proxy is returned with no instructions given, the proxy will be voted FOR all matters described in this Proxy Statement. If instructions are
      ---
given for some but not all proposals, those instructions will be followed and the proxy will be voted FOR the proposals on which no instructions are given.
                        ---

     The Board of Directors has fixed the close of business on March 17, 2004 as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 3,495,496 shares of common stock. Each share of common stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of the Company's common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxyholders to represent those stockholders who cannot be present in person and who desire to be represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

Vote Required for Approval

     In order to be elected, a nominee to the Board of Directors needs to receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election that receive the largest number of votes will be elected as directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The proposal concerning the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") will be approved if a majority of stockholders entitled to vote at the Annual Meeting vote to approve the Omnibus Plan.

     The proposal to ratify the appointment of the Company's independent auditor by the Company's Audit Committee for the year ending December 31, 2004 will be approved if the votes cast in favor of the action exceed the votes cast against.

     Returned proxies will be tabulated by one or more inspectors of election designated by the Board of Directors. Abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are not counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes are not counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. The following table contains information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                                                      Percentage
                                                                      ----------
                                                    Amount and             of
                                                    ----------             --
Name and Address                               Nature of Beneficial     Class(2)
----------------                               --------------------     --------
                                                   Ownership(1)
                                                   ------------

W. Groome Fulton, Jr. 1403 Heathcliff Drive
High Point, NC 27262                                239,482(3)            6.8%

Lloyd M. Higgins, M.D.
2732 Bescher Chapel Road                            182,198(4)            5.2%
Denton, NC 27239

Lenin J. Peters, M.D.
909 Forest Hill Drive
High Point, NC  27262                               413,578(5)           11.8%

------------------------------------

(1) Voting and investment power is not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 3,495,496 shares of common stock outstanding at the Record Date, plus the number of shares that each individual has the right to purchase under the Company's Stock Option Plan for Non-Employees/Directors.

(3) Includes 33,014 shares underlying options that have vested or are exercisable within 60 days under the Company's Stock Option Plan for Non-Employees/Directors and 36,433 shares held by the Company's 401(k) plan over which Mr. Fulton, as one of the plan trustees, shares voting and investment power.

(4) Includes 31,154 shares underlying options that have vested or are exercisable within 60 days under the Company's Stock Option Plan for Non-Employees/Directors.

(5) Includes 39,824 shares underlying options that have vested or are exercisable within 60 days under the Company's Stock Option Plan for Non-Employees/Directors.

     Set forth below is certain information as of the Record Date, regarding beneficial ownership of the common stock by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

                                                   Amount and
                                                    Nature of         Percentage
                                                    Beneficial            of
     Name and Address                              Ownership(1)        Class(2)
     ----------------                             -------------       ----------

     Larry L. Callahan
     2551 Renn Road
     Kernersville, NC  27284                       9,123(3)               *%

     Richard D. Callicutt, II
     4244 Rockbridge Road                         56,295 (4)             1.6%
     High Point, NC 27262

     John J. Collett, Jr.+/-
     1205 E. Sunrise Street                        15,675(5)              *%
     Thomasville, NC  27360

     Joseph M. Coltrane, Jr.
     6001 Knightbridges Court                      15,914(6)              *%
     Kernersville, NC  27284

     W. Groome Fulton, Jr.
     1403 Heathcliff Road
     High Point, NC 27262                         239,482(7)             6.8%

     Lloyd M. Higgins, M.D.+/-
     2732 Bescher Church Road                     182,198(8)
     Denton, NC 27239                                                    5.2%

     W. Swope Montgomery, Jr.
     4831 Worchester Place                        133,185 (9)            3.7%
     Jamestown, NC 27282

     Lenin J. Peters, M.D.
     909 Forest Hill Drive                        413,578(10)            11.8%
     High Point, NC 27262

     Thomas R. Smith, CPA
     309 Balsam Drive                             56,170(11)             1.6%
     Lexington, NC 27292

     David B. Spencer
     7420 Foxchase Drive                          78,668(12)             2.2%
     Trinity, NC  27370

     Colon E. Starrett
     717 Scottwood Drive                          14,590(13)              *%
     Thomasville, NC 27360

     Robert A. Team, Jr.
     102 Acacia Circle                            12,943(14)              *%
     Lexington, NC 27292

     D. Vann Williford
     4455 Fair Oaks Lane                          51,643(15)             1.5%

     High Point, NC 27265

     Richard F. Wood
     701 Florham Drive                            24,146(16)              *%
     High Point, NC 27262

     All directors and executive officers as a
     group (14 persons)                          1,303,610(17)           34.1%


     *Owns less than 1% of the outstanding common stock +/-Both Mr. Higgins and Mr. Collett retired from the Board of Directors during 2003 because both reached the mandatory retirement age.


(1) Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 3,495,496 shares of the common stock outstanding at the Record Date, plus the number of shares that such individual has the right to purchase under the Company's Stock Option Plan for Non-Employees/Directors and the Company's Stock Option Plan for Key Employees.

(3) Includes 1,100 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(4) Includes 49,730 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees.

(5) Includes 7,494 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(6) Includes 1,100 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(7) Includes 33,014 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors and 36,433 shares held by the Company's 401(k) plan over which Mr. Fulton, as one of the plan trustees, shares voting and investment power.

(8) Includes 31,154 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(9) Includes 72,837 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees and 36,433 shares held by the Company's 401(k) plan over which Mr. Montgomery, as one of the plan trustees, shares voting and investment power.

(10) Includes 39,824 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(11) Includes 6,170 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(12) Includes 15,081 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees, 36,433 shares held by the Company's 401(k) plan over which Mr. Spencer, as one of the plan trustees, shares voting and investment power, and 17,495 shares held by the Company's Rabbi Trust which Mr. Spencer, as trustee, has voting power.

(13) Includes 7,310 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(14) Includes 2,200 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(15) Includes 14,747 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.

(16) Includes 12,133 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors and Stock Option Plan for Key Employees.

(17) Includes 293,894 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employees/Directors and Stock Option Plan for Key Employees and 36,433 shares held by the Company's 401(k) Plan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of the forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2003, its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the number of directors of the Company will not be less than five nor more than thirty. The exact number of directors is to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at eleven members.

     The Company's Bylaws provide that, so long as the total number of directors is nine or more, the directors are to be divided into three classes, as nearly equal as possible in number. Each class of directors will be elected for terms of three years or until their earlier death, resignation, retirement, removal, or disqualification or until their successors are elected and qualify. In the event of any increase or decrease in the number of directors at a time that the directors are classified, the additional or eliminated directorships will be classified so that all classes of directors remain or become as nearly equal as possible in number.

     The Board of Directors has nominated Lenin J. Peters, M.D., Thomas R. Smith, CPA, Colon E. Starrett, D. Vann Williford, and Richard F. Wood for election as directors to serve for a three-year term or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. All nominees currently serve as directors of the Company.

     The persons named in the accompanying form of proxy to serve as proxyholders for stockholders who cannot be present at the Annual Meeting in person intend to vote any shares of the common stock represented by valid proxies received by them to elect the five (5) nominees listed below as directors for the term expiring at the 2007 Annual Meeting of the stockholders, unless authority to vote is withheld or the proxies are revoked. In the event that any of the nominees become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead another person recommended by the Board of Directors or to reduce the number of directors to be elected at the Annual Meeting by the number of persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected to office. In order to be elected as a director, a nominee needs to receive a plurality of the votes cast.

     The following table sets forth for each nominee, his name, age as of December 31, 2003, principal occupation during the last five years and the year he was first elected as a director of the Bank or the Company.

               NOMINEES FOR TERM ENDING AS OF 2007 ANNUAL MEETING

                                 Position(s)   Principal Occupation                        Director       Director
                                 -----------   --------------------                        --------       --------
Name and Age                     Held          During Last Five Years                      of Bank       of Company
------------                     ----          ----------------------                      -------       ----------
                                                                                            Since          Since
                                                                                            -----          -----

Lenin J. Peters, M.D.            Director      President, Bethany Medical Center             1991           2002
(52)

Thomas R. Smith, CPA             Director      President, Thomas R. Smith &                  1997           2002
(55)                                           Associates, P.A.

Colon E. Starrett                Director      Manager, Rex Oil Company                      1991           2002
(65)

D. Vann Williford                Director      President, Vesco Material Handling            1991           2002
(56)                                           Equipment, Inc., d/b/a Atlantic Coast
                                               Toyotalift
                                 Director/
Richard F. Wood (59)             Secretary     Financial Advisor/Stock Broker,               1991           2002
                                               Wachovia Securities

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE LISTED NOMINEES FOR
ELECTION AS DIRECTORS.                        ---

     The following table sets forth as to each director continuing in office, his or her name, age as of December 31, 2003, principal occupation during the last five years, the term for which he or she is serving and the year he or she was first elected as a director of the Bank and the Company.


                         DIRECTORS CONTINUING IN OFFICE

                             Position(s)   Principal Occupation                       Director    Director of    Term
Name and Age                 Held          During Last Five Years                      of Bank    Company Since   Expires
------------                 ----          ----------------------                      -------    -------------   -------
                                                                                        Since

Larry L. Callahan,           Director      President and Owner, Callahan, Inc.          2002          2002         2005
(56)                                       since 1998; Owner, Triad Land Surveying
                                           since 2001; Partner, Calmit (real
                                           estate development); Owner, Larry L.
                                           Callahan Surveying Company, and Cad
                                           Drafters (land surveying and computer
                                           drafting) until 1998; all of
                                           Kernersville, NC

Joseph M. Coltrane, Jr.      Director      Attorney at Law, Kernersville, NC            2002          2002         2005
(57)

W. Groome Fulton, Jr.        Chairman      President, Fulton Associates,                1991          2002         2005
(65)                                       Inc., Manufacturers' Representatives

W. Swope Montgomery, Jr.     Director,     President and Chief Executive Officer,       1991          2002         2006
(55)                         President     Bank of North Carolina
                             and Chief
                             Executive
                             Officer

Richard D. Callicutt, II     Director,     Chief Operating Officer, Executive Vice      2003          2003         2006
(45)                         Chief         President, Bank of North Carolina
                             Operating
                             Officer,
                             Executive
                             Vice
                             President

Robert A. Team, Jr.          Director      President, Carolina Investment               2000          2002         2006
(49)                                       Properties, Inc.

Meetings of the Board and Committees of the Board

     The Board of Directors is scheduled to meet on a quarterly basis or as needed. During fiscal 2003, the Board of Directors held ten (10) meetings. All of the current members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, and committees of the Board on which they served during the year ended December 31, 2003.

     The Board of Directors has appointed four standing committees to which certain responsibilities have been delegated--the Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.

Director Attendance at Annual Meetings

     Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members' attendance at its annual meeting of shareholders. All but three (3) Board members attended the Company's 2003 annual meeting of stockholders, which was held on May 20, 2003.

Process for Communicating with Board Members

     The Company does not have a formal procedure for stockholder communication with our Board of Directors. In general, our directors and executive officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to W. Swope Montgomery, Jr. our Chief Executive Officer, or David B. Spencer, our Chief Financial Officer at the Company's following address with a request to forward the same to the intended recipient: BNC Bancorp, Post Office Box 1148, Thomasville, North Carolina 27361. Alternatively, stockholders may direct correspondence to the Board, or any of its members, in care of the Company at the Company's address above. The Company will forward all of these communications received to the intended recipient unopened.

Report of Nominating Committee

     The Nominating Committee consists of all members of the Executive Committee except W. Swope Montgomery, Jr. The Nominating Committee met one (1) time during the fiscal year ended December 31, 2003. All members of the Nominating Committee are "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards. The Nominating Committee has adopted a written charter, which is attached as Appendix A to this Proxy Statement. The Nominating Committee establishes corporate governance policies, evaluates qualifications and candidates for positions on the Board, nominates new and replacement members for the Board and recommends Board committee composition. In addition, the Nominating Committee facilitates an annual evaluation by Board members of the Board and individual director performance.

     In reviewing candidates for the Board, the Nominating Committee seeks individuals whose background, knowledge and experience will assist the Board in furthering the interests of the Company and its stockholders. Some of the factors considered in this evaluation include experience in the areas of banking and finance, accounting, and the related businesses of the Company and the Bank as well as outstanding achievement in his or her personal career, an understanding of the business environment generally, a willingness to devote adequate time to service on the Board of Directors and integrity. The Nominating Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election at each Annual Meeting. In addition, the Nominating Committee will consider nominees for the Board by stockholders that are proposed in accordance with the advance notice procedures in our bylaws which are described in the section of this Proxy Statement entitled "Date of Receipt of Stockholders' Proposals."

     The Company did not engage a third-party consulting firm to identify director nominees in 2003. The Company does not publish the Nominating Committee Charter on its website; however, a copy of the Committee Charter will be sent to you with no charge upon written request to Drema Michael, P.O. Box 1148, 831 Julian Avenue, Thomasville, North Carolina 27361.

Report of Compensation Committee

     The Company's Compensation Committee consists of W. Groome Fulton, Jr., Lenin J. Peters, M.D., Thomas R. Smith, CPA, and D. Vann Williford. The Board of Directors has determined that the directors are "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards. This Committee determines the compensation of the executive officers of the Company. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Company's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Board of Directors also compares the compensation of the Company's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Company's market area. The Compensation Committee also approves the compensation paid to the other officers of the Bank and the Company. The Compensation Committee met one (1) time during the period ended December 31, 2003.

Report of Executive Committee

     The Company's Executive Committee consists of W. Groome Fulton, Jr., W. Swope Montgomery, Jr., Lenin J. Peters, M.D., Thomas R. Smith, CPA, D. Vann Williford, and Lloyd M. Higgins, M.D. (prior to his retirement). The Executive Committee makes recommendations to the full board of directors of the Company and acts on policies adopted by the Board of Directors of the Company in the absence of a meeting of the entire Board. This Committee generally meets twelve
(12) times a year, and during the fiscal year ended December 31, 2003, the Executive Committee met twelve (12) times.

Report of Audit Committee

     The Board of Directors of the Company has a standing Audit Committee. The Company's Audit Committee consists of Joseph M. Coltrane, Jr., Richard F. Wood, Colon E. Starrett, Thomas R. Smith, CPA, Lloyd M. Higgins, M.D. (prior to his retirement), and John J. Collett, Jr. (prior to his retirement). The Board of Directors has determined that these directors are "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards and the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and the SEC's rules and regulations. The Audit Committee meets on an as needed basis (but no less than four times per year) and, among other responsibilities, (i) appoints, compensates and retains the Company's independent auditor; (ii) oversees the independent auditing of the Company;
(iii) arranges for periodic reports from the independent auditors and from management of the Company and the internal auditor of the Company; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company's policies regarding internal and external auditing and appoints, meets with and oversees the performance of the employees responsible for those activities; (vi) establishes and reviews annually procedures for the receipt, retention, and treatment of complaints regarding accounting, internal auditing controls and auditing matters; (viii) pre-approves all audit and non-audited related services provided by the independent auditor; and (ix) performs other duties as may be assigned to it by the Board of Directors. The Company has adopted a written charter for the Audit Committee, which is reviewed annually, and amended as needed, by the Committee. The Audit Committee's Charter is enclosed with this proxy statement as Appendix B. The Audit Committee met six (6) times during the fiscal year ended December 31, 2003.

     The Board of Directors has determined that Thomas R. Smith, CPA, is an "audit committee financial expert" and "independent" as defined under applicable rules and regulations. The Board's affirmative determination was based upon, among other things, his educational and professional credentials and financial background.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC. As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during fiscal year 2003 by Dixon Odom PLLC, the Company's independent public accountant for that period, is compatible with maintaining the accountant's independence. The Audit Committee also reappointed the independent auditors and the Board of Directors concurred in such appointment.

                                Thomas R. Smith, CPA, Chairman
                                Richard F. Wood
                                Colon E. Starrett
                                Joseph M. Coltrane, Jr.
                                Lloyd M. Higgins, M.D. (prior to his retirement) John J. Collett, Jr. (prior to his retirement)

     The Board of Directors may appoint other committees to perform certain more limited functions from time to time.

Board of Directors of the Bank

     The Bank currently has an eleven (11) member board of directors that is currently comprised of all of the same persons who are currently directors of the Company.

     The Bank's board of directors has appointed several standing committees to which certain responsibilities have been delegated, including the Asset Liability Committee, Loan Committee and Personnel Committee.

Director's Compensation

     Director's Fees. Prior to January 1, 2004, the board members of the Bank's board of directors, and the Company's board of directors, if meeting at a different time than the Bank's board, received $400 for each meeting attended and the Chairman of the Bank's board received $700 for each meeting attended. In addition, the Bank's and the Company's committee chairman received $500 per committee meeting attended and the committee members received $400 per committee meeting attended. Beginning January 1, 2004, the Chairman will receive an annual payment of $7,000 for his service, each Executive Committee member will receive an annual payment of $5,000 for his service, and each other board member will receive an annual payment of $3,000 for his service. During 2003, directors' fees totaled $115,600 in the aggregate. These fees were not paid in cash to the directors, but were placed into a "Directors Deferred Compensation Plan" which was approved by the Board of Directors in January 1994. MAGNER.Network LLC, in Atlanta, Georgia, administers this plan at an annual cost of $3,450 to the Company. Effective April 2, 2003, the Company established a Rabbi Trust to hold the directors' accrued benefits under the plan. Mr. Montgomery and Mr. Callicutt do not receive compensation for attendance at these meetings.

     Director Stock Option Plan. See "Executive Compensation - Stock Option Plans," for a discussion of the directors' benefits under the Stock Option Plan for Non-Employees/Directors.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                 Age on
                              December 31,       Positions and Occupations        Employed By the    Employed By the
Name                              2003              During Last Five Years          Bank Since        Company Since
----                              ----           --------------------------       ---------------    ---------------

W. Swope Montgomery, Jr.           55       President, Chief Executive Officer         1991                2002
                                            and Director of the Company and the
                                            Bank
Richard D. Callicutt, II           45       Executive Vice President, Chief            1991                2002
                                            Operating Officer, and Director of
                                            the Company and the Bank
David B. Spencer                   41       Executive Vice President and Chief         1997                2002
                                            Financial Officer of the Company
                                            and the Bank


Management Remuneration

     Summary Compensation Table. The following table shows for 2003, 2002, and 2001 the cash and certain other compensation paid to or received or deferred by those current executive officers of the Company and the Bank whose compensation exceeded $100,000 in any of those years.


                                      Annual Compensation                   Long-Term Compensation
                                      -------------------                   ----------------------

                                                                          Awards           Payouts
                                                                          ------           -------
                                                                                            Long-
                                                                                            -----
                                                                                             term
                                                                                             ----
                                                      Other                                Incentive
                                                      -----                                ---------
                                                     Annual      Restricted    Securities   Payouts      All Other
                                                     ------      ----------    ----------   -------      ---------
       Name and                Salary    Bonus    Compensation      Stock      Underlying     ($)      Compensation
       ---------               -------   ------   -------------     -----      ----------     ---      ------------
   Principal Position    Year    ($)1      ($)2        ($)3        Award(s)   Options (#)                  ($)4
   ------------------    ----    ----      ----        ----        --------   -----------                  ----

W. Swope Montgomery, Jr. 2003200174,000   114,000       --            --         ------        --          9,570
       President and     2001   165,000   109,400       --            --         10,000        --          8,250
Chief                           150,000    66,000       --            --         ------        --          7,000
       Executive Officer


Richard D. Callicutt, II 2003200130,900    82,500       --            --         ------        --          7,200
       Chief Operating   2001   117,700    78,000       --            --         8,500         --          6,565
       Officer                  107,000    45,000       --            --         ------        --          5,457

David B. Spencer         2003200295,708    62,500       --            --         ------        --          5,264
       Chief Financial           59,400    39,400       --            --         7,000         --          2,970
       Officer                    54,000   22,000       --            --         ------        --          2,700

1 Includes salary received and amounts deferred during each year at the election of the executive officer pursuant to the Bank's Section 401(k) Retirement Plan.

2 The Bank awards cash bonuses to its executive officers based on the Bank's results of operations and their individual performance during the year. The amount of the bonus for each executive officer is determined solely by the independent members of the Company's Board of Directors.

3 In addition to compensation listed in the table and the employee benefits (such as group life, hospitalization and disability insurance) pursuant to plans made available by the Bank generally to its employees, executive officers receive certain non-cash benefits. The aggregate value of such non-cash compensation received by executive officers of the Bank during 2003, 2002, and 2001 did not exceed 10% of the cash compensation paid to the named executive officers, individually or in the aggregate.

4 Consists of the Bank's contributions on behalf of the executive officers to the Bank's 401(k) Retirement Plan.

Employment Agreements.

     On January 1, 1999, the Bank entered into a four-year employment contract with its President and CEO, W. Swope Montgomery, Jr. that automatically renews on each anniversary date to a new four-year term. Under the terms of the contract, the Bank provides an automobile and club membership fees for Mr. Montgomery. Mr. Montgomery's base annual salary is adjusted annually after review and consideration by the Compensation Committee and the Board of Directors. Mr. Montgomery's base annual salary for 2003 was fixed at $185,000. The contract also provides for discretionary bonuses, as determined by the Board of Directors. In the event of a change in control of the Company or the Bank, the contract provides that Mr. Montgomery has the right to work for the acquiring institution under his rolling four-year agreement. At anytime during the first two years of the employment contract after the change of control of the Company or the Bank, Mr. Montgomery may choose to terminate the contract and receive a severance payment equal to 2.9 times his average annual compensation over the previous five years.

     On January 1, 1999, the Bank entered into a four-year employment contract with its Executive Vice President, Richard D. Callicutt, II, that automatically renews on each anniversary date to a new four-year term. Pursuant to the contract, the Bank provides an automobile allowance and club membership fees for Mr. Callicutt. Mr. Callicutt's base annual salary is adjusted annually after review and consideration by the Compensation Committee. Mr. Callicutt's base annual salary for 2003 was fixed at $145,000. The contract also provides for discretionary bonuses, as determined by the Board of Directors. In the event of a change in control of the Company or the Bank, the employment contract provides that Mr. Callicutt has the right to work for the acquiring institution under his rolling four-year agreement. If at anytime during the first two years of the contract after the change of control of the Company or the Bank, Mr. Callicutt may choose to terminate the contract and receive a severance payment equal to
2.9 times of average annual compensation over the previous five years.

Stock Option Plans.

     As part of the Bank's initial offering in 1994, the Board of Directors and the stockholders approved a nonqualified stock option plan for certain initial incorporators and directors (the "Stock Option Plan for Non-Employees/Directors") and a qualified incentive stock option plan for key employees of the Company (the "Key Employees Plan"). The Stock Option Plans for Non-Employees/Directors and the Key Employee Plans are referred to collectively as the "Plans". As part of the Bank's reorganization to holding company form, the Company assumed the Bank's obligations under the Plans.

     The purpose of the Plans is to provide an incentive to attract and retain qualified personnel in key positions, to provide directors and key employees with a proprietary interest in the Company, and to reward directors and key employees for outstanding performance. Under the Plans, the option price per share cannot be less than the greater of $4.09 or the fair market value of a share at the time the option is granted. The period for exercising the option is no more than ten years from the date of grant. Options may be granted under the Plans which are either "incentive stock options" within the meaning of Section

422 of the Code, or "nonqualified stock options" in the discretion of the Personnel Committee of the Bank.

     The Company did not grant any stock options during fiscal year ended December 31, 2003.

     The following table provides information with respect to outstanding stock options held by W. Swope Montgomery, Jr., Richard D. Callicutt, II, and David B. Spencer during the fiscal year ended December 31, 2003.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values


                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised              in-the-Money
                                                               Options/SARs at                Options/SARs at
                                                              Fiscal Year End1               Fiscal Year End2
                                                              ----------------               ----------------


                                 Shares       Value
Name                            Acquired     Realized   Exercisable    Unexercisable   Exercisable    Unexercisable
----                          on Exercise    --------   -----------    -------------   -----------    -------------
                              -----------

W. Swope Montgomery, Jr.,        13,887      $160,117      72,837          6,600         $834,782        $54,912
President and CEO

Richard D. Callicutt, II,          0            0          49,730          5,610         $563,725        $46,675
Executive Vice President
and Chief Operating
Officer

David B. Spencer                   0            0          15,090          4,620         $152,070        $38,438
Executive Vice President
and Chief Financial
Officer

--------------------

1 Includes options to purchase 55,546, 35,248, and 2,686 shares of common stock with an exercise price of $4.47 granted to Mr. Montgomery, Mr. Callicutt and Mr. Spencer, respectively, pursuant to the Key Employee Option Plan on June 18, 1997. All of these options are now vested. Also includes options to purchase 12,891, 10,742, and 9,324 shares of common stock with an exercise price of $6.40 granted to Mr. Montgomery, Mr. Callicutt and Mr. Spencer, respectively, pursuant to the Key Employee Option Plan on September 15, 1998. All of these options are now vested. Includes options to purchase 11,000, 9,350 and 7,700 shares of common stock with an exercise price of $8.18 granted to Mr. Montgomery, Mr. Callicutt and Mr. Spencer, respectively, under the Key Employee Stock Option Plan on June 17, 2002. Twenty percent (20%) of the options vested immediately, twenty percent (20%) vested on June 17, 2003 and an additional twenty percent (20%) will vest each year over the next three years. All option numbers and option exercise prices reflect stock splits that occurred since the date of grant.

2 The price paid for the common stock in the last trade known to management to have occurred prior to December 31, 2003 was $16.50, which trade occurred on December 31, 2003.

Other Benefits.

         The Bank maintains a Profit Sharing Plan and Trust with a qualified cash or deferred feature (the "Retirement Plan") under Section 401(k) of the Code of 1986, as amended (the "Code"). All full-time employees as of the beginning of the plan year are eligible to participate in the Retirement Plan. A participating employee may contribute, through payroll deduction, from 1% to 15% of his/her salary on a tax deferred basis subject to the requirements of Section 401(k) of the Code. The Bank has agreed to contribute to the Retirement Plan an amount equal to 100% of such payroll deductions, but no more than 5% of total compensation. The Company can, in its discretion, make additional contributions to the Plan. Any contributions by the Bank will be fully vested in the participant if he/she has six years of service with the Company and will be reduced by 20% for each lesser number of years.

                      EQUITY COMPENSATION PLAN INFORMATION
                      ------------------------------------
                                               (a)                  (b)                         (c)
                                                                                      Number of shares remaining
                                        Number of shares                            available for future issuance under
                                        to be issued upon      Weighted-average      equity compensation plans
                                          exercise of        exercise price of               (excluding
               Plan category          outstanding options   outstanding options        shares reflected in column
-----------------------------         -------------------   -------------------     -----------------------------------

Equity compensation plans
  approved by our stockholders....              416,7881               $5.81                          3,724
Equity compensation plans not
  approved by our stockholders....                    0                   0                               0
          Total...................              416,788               $5.81                           3,724

1 Of the 416,788 stock options issued under the Plans, a total of 389,882 of those stock options have vested or are exercisable within 60 days.


Indebtedness of and Transactions with Management

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

                                   PROPOSAL 2

     On April 19, 2004, the Company's Board of Directors adopted the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") and directed that it be submitted to the stockholders for approval. The Omnibus Plan, which is a Company benefit plan, will not become effective unless the Company's stockholders approve it. The purposes of the Omnibus Plan are to encourage and motivate key employees to contribute to the successful performance of the Company and its subsidiaries and the growth of the market value of the common stock; to achieve a unity of purpose among such key employees and the Company's stockholders by providing ownership opportunities, and a unity of interest among such parties in the achievement of the Company's primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation.

     The Board of Directors does not currently plan to make any awards of Rights (as defined below) after receipt of stockholder approval. The Board wants to have available the means to attract new talent and retain current personnel as the Company and the Bank each continues to grow. Employees of the Company and its subsidiaries, who are designated as eligible participants by the Compensation Committee or the Board of Directors, as appropriate, may receive awards of Rights (as defined below) under the Omnibus Plan. It is anticipated that approximately forty (40) employees will be eligible to participate in the Omnibus Plan. The value of the benefits to be received by participants under the Omnibus Plan are not determinable. On December 31, 2003, the price for the common stock on the NASDAQ Small Cap Market was $16.50.

     The Omnibus Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Omnibus Plan, the Committee and the Company Board has authority to construe and interpret for eligible employees the Omnibus Plan, to determine the terms and provisions of Rights (as defined below) to be granted under the Omnibus Plan, to define the terms used in the Omnibus Plan and in the Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan, to determine the individuals to whom and the times at which Rights shall be granted and the number of shares to be subject to, or to underlie, each Right awarded, and to make all other determinations necessary or advisable for the administration of the Omnibus Plan. Each grant of a Right will be evidenced by a written agreement containing such terms and conditions consistent with the Omnibus Plan as the Committee or Board, as appropriate, may determine. If this Proposal 2 is approved by the stockholders, the number of shares of common stock available under the Omnibus Plan for grants of Rights will be 150,000, subject to appropriate adjustment for stock splits, stock combinations, reclassifications and similar changes.

     The following description of the Omnibus Plan is a summary of its terms and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached hereto as Appendix C.

Rights That May Be Granted

     Under the Omnibus Plan, the Committee may grant or award eligible participants Options, rights to receive restricted shares of common stock, and/or SARs. These grants and awards are referred to herein as the "Rights". All Rights must be granted or awarded within ten years of the date of the Company Board's adoption of the Omnibus Plan.

     Options. Options granted under the Omnibus Plan to eligible employees may be either incentive stock options ("ISOs") or non-qualified options ("NSOs"). The exercise price of an Option may not be less than 100% of the last-transaction price for the common stock quoted by the NASDAQ Small Cap on the date of grant.

     The Committee shall determine the expiration date of each Option granted, up to a maximum of ten years from the date of grant. In the Committee's discretion, it may specify the period or periods of time within which each Option will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

     Each Option granted will terminate upon the expiration date established by the Committee or upon the earlier of (i) twelve months after the holder ceases to be an eligible employee by reason of death or disability, and (ii) immediately as of the date the holder is no longer an eligible employee for any reason other than death or disability. In the event of a Change in Control Transaction (as that term is defined in the Omnibus Plan), any unvested options granted under the Omnibus Plan will immediately and automatically vest.

     Restricted Stock. The Committee may award Rights to acquire shares of common stock subject to certain transfer restrictions ("Restricted Stock") to eligible participants under the Omnibus Plan for such purchase price per share, if any, as the Committee, in its discretion, may determine appropriate. The Committee shall determine the expiration date for each Restricted Stock award, up to a maximum of ten years from the date of grant. In the Committee's discretion, it may specify the period or periods of time within which each Restricted Stock award will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

     Awards of Restricted Stock shall terminate in the same manner as described above in connection with the termination of Options.

     Stock Appreciation Rights. The Omnibus Plan provides that the Committee may award to eligible employees Rights to receive cash based upon increases in the market price of common stock over the last transaction price of the Company Stock on the Over the Counter Bulletin Board (the "Base Price") on the date of the award. The Committee may adjust the Base Price of a SAR based upon the market value performance of the common stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate. The expiration date of a SAR may be no more than ten years from the date of award.

     Each SAR awarded by the Committee may be exercisable immediately or may become vested over such period or periods as the Committee may establish, which periods may be accelerated or shortened in the Committee's discretion.

     Each SAR shall terminate in the same manner as described in connection with the termination of Options.

Adjustments

     In the event the outstanding shares of the common stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination, or reclassification, appropriate proportionate adjustments will be made in (i) the aggregate number and/or kind of shares which may be issued pursuant to exercise of, or which underlie, Rights; (ii) the exercise or other purchase price and the number and/or kind of shares acquirable under, or underlying, Rights; and (iii) rights and matters determined on a per share basis under the Omnibus Plan. Any such adjustment will be made by the Committee, subject to ratification by the Company Board. As described above, the Base Price of a SAR may also be adjusted by the Committee to reflect changes in a selected index. Except with regard to SARs awarded under the Omnibus Plan, no adjustment in the Rights will be required by reason of (i) the issuance of common stock, or securities convertible into or exchangeable for common stock or (ii) the issuance of shares of common stock by the Company in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or a subsidiary thereof in connection therewith.

     Any shares of common stock allocated to Rights granted under the Omnibus Plan, which Rights are subsequently cancelled or forfeited, will be available for further allocation upon such cancellation or forfeiture.

Federal Income Tax Consequences of Options

     Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees and to employee-directors under the Plans may be "incentive stock options" which are designed to result in beneficial tax treatment to the recipient but not a tax deduction to the Company.

     The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired common stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of common stock generally will constitute a capital gain or loss for tax purposes. The Company generally will not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally will be entitled to deduct the Bargain Element as compensation paid to the optionee.

     Options can be granted under certain circumstances as "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. The Company will not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company will recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Termination and Amendment

     Unless sooner terminated, the Omnibus Plan will continue in effect for a period of ten years from the date the Omnibus Plan is approved by the Company's stockholders and becomes effective by its terms. The Company Board may at any time alter, suspend, terminate or discontinue the Omnibus Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Company Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Company Board may not, without the consent of a participant, make any alteration which would deprive the participant of his rights with respect to any previously granted Rights. Termination of the Omnibus Plan would not affect any previously granted Rights.

                                   PROPOSAL 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Audit Committee of the Board of Directors retained Dixon Hughes PLLC ("Dixon Hughes"), the Company's independent auditor for the year ended December 31, 2003, as the Company's independent auditor for the year ended December 31, 2004. The Board of Directors has approved this appointment and is submitting it to the Company's stockholders for ratification.

     The Board of Directors expects representatives of Dixon Hughes to attend the Annual Meeting. The representatives of Dixon Hughes will be afforded an opportunity to make a statement, if they so desire and to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF
                                                             ---
THE AUDIT COMMITTEE'S APPOINTMENT OF DIXON HUGHES AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Fees Paid to Dixon Hughes

Audit Fees

     Dixon Hughes' aggregate fees for professional services rendered in connection with the audit of the Company's financial statements for 2003 and 2002 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during those fiscal years are estimated to be approximately $66,640 and $57,005, respectively.

Audit-Related Fees

     Dixon Hughes' aggregate fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not included in "Audit Fees" above were $9,989 and $28,766 for fiscal years 2003 and 2002, respectively. These fees were for services related to the Bank's reorganization to holding company form, issuances of trust preferred securities, FHLB collateral verification, and the merger with Independence Bank.

Tax Fees

     Dixon Hughes' aggregate fees for professional services rendered to the Company for tax compliance, advice, and planning were $13,198 and $20,348 for fiscal years 2003 and 2002, respectively.

All Other Fees

     In addition to the fees outlined above, Dixon Hughes' did not have any fees for additional products and services rendered during fiscal years 2003 and 2002, respectively.

     Dixon Hughes' fees are pre-approved by the Audit Committee in accordance with the policies and procedures of the Audit Committee set forth in the committee's charter. The Audit Committee is required by its charter to pre-approve all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. The Audit Committee may delegate pre-approval authority to a member of the Audit

Committee, however, any decisions of the Audit Committee must be presented to the full Audit Committee at its next scheduled meeting. For 2003, 100% of the fees incurred were pre-approved. The Audit Committee has determined that the rendering of non-audit professional services by Dixon Hughes, as identified above, is compatible with maintaining the auditor's independence.

     The following table sets forth for the fiscal years indicated the percentage of auditor fees disclosed under "Audit-Related Fees," "Tax Fees" and "All Other Fees" above that were pre-approved by the Audit Committee and the type of pre-approval received.

---------------------------------------------------------------------------------------------------------------------
                           PERCENTAGE (%) OF AUDITOR FEES PRE-APPROVED BY AUDIT COMMITTEE
------------------------------------ --------------------------------------------------------------------------------
                                                                  Type of Pre-Approval
Type of Auditor Fees
------------------------------------ -------------------------- -------------------------- --------------------------
                                                                   Service or Product       Waiver of Pre-Approval
                                                                Pre-Approved Pursuant to   Applicable, but Approved
                                        Specific Service or     Audit Committee Policy &    Prior to Completion of
                                       Product Pre-Approved             Procedure                    Audit
------------------------------------ ------------- ------------ ------------- ------------ ------------ -------------
                                         2003         2002          2003         2002         2003          2002
------------------------------------ ------------- ------------ ------------- ------------ ------------ -------------
Audit-Related Fees                       100%         100%           0%           0%           0%            0%
------------------------------------ ------------- ------------ ------------- ------------ ------------ -------------
Tax Fees                                 100%         100%           0%           0%           0%            0%
------------------------------------ ------------- ------------ ------------- ------------ ------------ -------------
All Other Fees                           N/A           N/A          N/A           N/A          N/A          N/A
------------------------------------ ------------- ------------ ------------- ------------ ------------ -------------


                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     It is presently anticipated that the 2005 Annual Meeting of Stockholders of the Company will be held in May 2005.

     In order for shareholder proposals to be included in the Company's proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the its principal executive office no later than December 19, 2004, and meet all other applicable requirements for inclusion in the proxy statement.

     In the alternative, if a shareholder follows the SEC's proxy solicitation rules, the shareholder may commence his own proxy solicitation subject to the SEC's rules on proxy solicitation and may present a proposal from the floor at the 2005 Annual Meeting of Shareholders of the Company. In order to do so, the shareholder must notify the Secretary of the Company in writing, at its principal executive office no later than March 4, 2005, of his proposal. If the shareholder does not notify the Secretary of the Company by March 4, 2005, the Company may vote proxies under the discretionary authority granted by the proxies solicited by the Board of Directors for such Annual Meeting.

     No stockholder proposals were received by the Bank or the Company in 2003. The Company's Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which the nominations will be made. However, if less than 60 days notice of the meeting is given to stockholders, the nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

                                  OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

     The Company's Annual Report, including the Form 10-KSB which will be filed by the Company with the SEC, to Stockholders for the year ended December 31, 2003, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, except as specifically stated herein, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

                                              By Order of the Board of Directors


                                              W. Swope
                                              Montgomery, Jr.
                                              President and
                                              Chief Executive
                                              Officer
                                              Thomasville, North
                                              Carolina
April 20, 2004

                                REVOCABLE PROXY
                                  BNC BANCORP

                               PLEASE MARK VOTES
                               AS IN THIS EXAMPLE

                         Annual Meeting of STOCK holders
                                  MAY 18, 2004

The undersigned stockholder of BNC Bancorp, a North Carolina corporation, hereby constitutes and appoints W. Groome Fulton, Jr., Thomas R. Smith, CPA, and W. Swope Montgomery, Jr., or any of them, attorneys and proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of BNC Bancorp to be held at the Colonial Country Club, 7047 Colonial Club Drive, Thomasville, North Carolina 27360, on May 18, 2004, at 5:30 p.m., local time, and at any adjournment or postponement thereof, as follows:

1. Election of five persons to serve as Directors for three year terms or until their respective successors are duly elected and qualify:
Lenin J. Peters, M.D.      Thomas R. Smith, CPA
Colon E. Starrett D. Vann Williford
Richard F. Wood

                  With-    For All
         For      hold     Except
         [_]      [_]       [_]



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


2. Ratification of the appointment of Dixon Odom PLLC by BNC Bancorp's Audit Committee as independent certified public accountants for BNC Bancorp for its fiscal year ending December 31, 2004.


         For      Against  Abstain
         [_]       [_]      [_]

3. Approval of the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan.


         For      Against  Abstain
         [_]       [_]      [_]


HE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS .


 If a proxy is returned and no instructions are given, the proxy will be voted FOR each of the proposals. If instructions are given with respect to one but not all proposals, (I) such instructions as are given will be followed and, (II) the proxy will be voted FOR any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.



Please be sure to sign and date this Proxy in the box below.



                    ----------------------------------------
                                      Date

                    ----------------------------------------
                             Stockholder sign above

                    ----------------------------------------
                          Co-holder (if any) sign above

--------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.

BNC BANCORP

The above signed acknowledges receipt from the Bank, prior to the election of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 18, 2004. Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.